Exhibit 10.25

FOURTH AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of November 20, 2003, is made by and among Huntsman LLC, a Utah limited liability company formerly known as Huntsman Company LLC (“Borrower”), Deutsche Bank Trust Company Americas (“Deutsche Bank”), as Administrative Agent for the Lenders (as such term is hereinafter defined) (“Administrative Agent”), and the undersigned financial institutions, including Deutsche Bank, in their capacities as Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and certain financial institutions parties thereto (each, a “Lender”; collectively, the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of September 30, 2002 (as amended, the “Credit Agreement”).

WHEREAS, on September 30, 2003, Borrower issued $380 million in second priority senior secured notes at an all-in-yield of 11.875%, the net proceeds of which were applied to reduce indebtedness under the Credit Agreement and the Priority Credit Agreement in the manner contemplated by the Third Amendment to the Credit Agreement.

WHEREAS, the undersigned desire to permit Borrower to apply proceeds of additional second priority senior notes (together with the initial secured priority senior notes, the “Second Priority Senior Notes”) in a face amount not less than $75 million in accordance with this Agreement.

NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            DEFINITIONS

1.1.                            Defined Terms.  Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them by the Credit Agreement.

SECTION 2.                            AMENDMENTS TO CREDIT AGREEMENT

2.1.                            Amendments to Credit Agreement.  The Credit Agreement is amended, effective as of the Effective Date (as defined below), as follows:

(a)                                  Section 1.1.  The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Second Priority Senior Notes Indenture” shall mean that certain Indenture (as the same may be amended in compliance with this Agreement) and any supplemental indenture or additional indenture to be entered into with respect to the Second Priority Senior Notes; provided, that (i) the terms and conditions thereof shall be satisfactory to the Administrative Agent and, in any event, not be more restrictive to Borrower than those set forth herein, (ii) the Second Priority Senior Notes shall, at the date of issuance, be at or below a market interest rate for comparable instruments and (iii) in no event shall any scheduled principal payments be required to be made on the Second Priority Senior Notes prior to the Maturity Date.

“Supplemental Margin” shall mean, on any date of issuance of Second Priority Senior Notes subsequent to the initial issuance on September 30, 2003, the amount equal to the product of (A) the excess, if any, of (i) the all-in-yield for the additional principal amount of Second Priority Senior Notes at the respective issuance date of such additional issuance of Second Priority Senior Notes over (ii) 12.25% multiplied by (B) the ratio of (i) the principal amount of such additional issuance of Second Priority Senior Notes to (ii) the total principal amount of Second Priority Senior Notes, after giving effect to such additional issuance.  As used in this definition, the term “all-in-yield” with respect to any issuance of Second Priority Senior Notes after the initial issuance date shall be calculated on the issuance date for the principal amount issued on such date and shall mean the weighted average of the all-in-yield to maturity of such Second Priority Senior Notes that bear interest at a fixed rate and the swap equivalent fixed rate on the date of the issuance of such Second Priority Senior Notes of the all-in yield to maturity of such Second Priority Senior Notes that bear interest at a floating rate, expressed as a percentage on the date of the issuance of such Second Priority Senior Notes (including the coupon rate and any original issue discount (amortized over the life of such Second Priority Senior Notes)).

(b)                                  Section 3.1(g).  Section 3.1(g) of the Credit Agreement is hereby amended and restated as follows:

“(g)                           Supplemental Interest.                     From and after the date of the issuance of any additional Second Priority Senior Notes subsequent to the initial issuance of Second Priority Senior Notes, an additional amount of interest (the “Supplemental Interest”) shall accrue with respect to the unpaid balance of the Term Loans at an annual fixed rate (compounded at the end of each Fiscal Quarter) equal to the Supplemental Margin, if any.  The Supplemental Interest shall be payable in cash (i) with respect to all Term Loans, on the date on which the Term Loans are accelerated pursuant to Article X, (ii) with respect to all Term A Loans, on the Term A Loan Maturity Date, (iii) with respect to all Term B Loans, on the Term B Loan Maturity Date, and (iv) with respect to any principal amount of the Term Loans which are being repaid (whether in full or in part), on the date of such repayment.”

(c)                                  Section 4.2(k).  Section 4.2(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(k)                          Mandatory Prepayment with Proceeds of Second Priority Senior Notes.  No later than the Business Day of receipt by Borrower of the cash proceeds  (net of underwriting discounts, similar placement fees and commissions and other reasonable costs and expenses associated therewith) from the issuance of the Second Priority Senior Notes subsequent to the initial issuance of Second Priority Senior Notes but on or before March 31, 2004, Borrower shall prepay the unpaid principal amount of the Term A Loans in proportional amounts equal to each Term A Lender’s Pro Rata Share of such prepayment, such prepayment of Term A Loans to be applied to prepay the Scheduled Term A Loans Principal Payments in order of maturity.  Notwithstanding the foregoing, in the event that Borrower shall have issued at least $75 million in Second Priority Senior Notes subsequent to the initial issuance of Second Priority Senior Notes, Borrower may retain an amount of proceeds of such Second Priority Senior Notes (any such proceeds, “Retained Proceeds”) not greater than the then current outstanding principal amount of Polymers Senior Notes solely for the purpose of purchasing and/or redeeming any outstanding Polymers Senior Notes (the “Purchased Polymers Notes”) from the holders thereof at a purchase or redemption price less than or equal to the par value of the Polymers Senior Notes; provided, however, that (i) pending application of such Retained Proceeds to the Purchased Polymers Notes, such Retained Proceeds shall be promptly applied by Borrower to reduce the Loans outstanding under the Priority Credit Agreement and (ii) the Borrower shall at all times following such application and until all of such Retained Proceeds are applied in accordance with this Section 4.2(k), maintain a Minimum Excess Availability equal to the sum of (A) the amount required by Section 8.20 hereof, plus (B) an amount equal to the amount of Retained Proceeds which have not yet been applied to the purchase and redemption of Polymers Notes or to the repayment of Term A Loans in the manner required by this Section 4.2(k) (such amount at any time, the “Polymer Senior Note Reserve”).  All Purchased Polymers Notes shall, promptly following purchase or redemption by Borrower hereunder, be cancelled and extinguished.  In the event that the aggregate purchase price for such Polymers Senior Notes (whether purchased or redeemed) is less than the aggregate amount of Retained Proceeds, then, on or before the earlier of December 2, 2004 or the date which all of the Polymers Senior Notes have been purchased or redeemed, Borrower shall prepay the Term A Loans in an amount such that the aggregate amount of such prepayment is equal to such difference and on any date on which such amount or any portions thereof is prepaid, such prepayment shall be applied to the then remaining scheduled Term A Loan Principal Payments in order of maturity.

(d)                                  Section 7.13.  Section 7.13 of the Credit Agreement is hereby amended by adding the words “or Section 4.2(k)” at the end of such section.

(e)                                  Section 8.2.  Section 8.2(q) of the Credit Agreement is hereby amended by replacing the reference to “November 28, 2003” therein with a reference to “March 31, 2004”.

(f)                                    Section 8.4.  Clause (w) of the first proviso of the first sentence of Section 8.4 is hereby amended by restating such clause in its entirety as follows:  “(w)  Borrower may, under clause (v) above, use the Permitted Polymers Note Repurchase Amount or

Retained Proceeds under Section 4.2(k) to redeem or repurchase the then outstanding Polymer Senior Notes in accordance with Section 4.2(e) or Section 4.2(k), as the case may be, to the extent that such amount is not otherwise required to be applied to prepay Loans pursuant to Section 4.2(e) or Section 4.2(k), as the case may be,”.

(g)                                 Section 8.7(h).  Section 8.7(h) of the Credit Agreement is hereby amended and restated as follows:

purchase Polymers Senior Notes in an aggregate amount not exceeding the Permitted Polymer Notes Repurchase Amount or the amount of Retained Proceeds (as defined in Section 4.2(k)) to the extent such amount is available and not required to be prepaid pursuant to Section 4.2(e) or Section 4.2(k).

SECTION 3.                            CONSENT

The undersigned Lenders hereby affirm their consent to and authorize the Collateral Agent to enter into such new documents or modifications, if any, to the Security Documents and the Intercreditor Agreement, as may be satisfactory to Administrative Agent, and to enter into such other intercreditor documents or arrangements as are satisfactory to Administrative Agent, in each case so as to provide that the Collateral shall ratably secure the Second Priority Senior Notes Obligations.

SECTION 4.                            REPRESENTATIONS AND WARRANTIES

4.1.                            Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders, in each case after giving effect to this Agreement, as follows:

(a)                                  Power and Authority.  The Borrower has the power and authority to execute, deliver and perform this Agreement and, in the case of the Borrower and each Credit Party, all agreements, documents and instruments executed and delivered pursuant to this Agreement and each of the Borrower and each Credit Party has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and all agreements, documents and instruments executed and delivered by it pursuant to this Agreement, as the case may be.

(b)                                  Binding Obligation.  This Agreement has been duly executed and delivered by the Borrower and the Acknowledgement and Consent (as hereinafter defined) has been duly executed by each Subsidiary Guarantor, and such documents are the legal, valid and binding obligation of each such entity a party thereto, enforceable against such entity in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

(c)                                  Incorporation of Representations and Warranties from the Credit Agreement.  After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct at and as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

(d)                                  No Violation or Conflict.  Neither execution, delivery and performance of this Agreement or the Fourth Amendment to the Priority Credit Agreement of even date herewith by any Credit Party nor the transactions contemplated hereby will (i) contravene any provision of any Requirement of Law applicable to any Credit Party or (ii) conflict with or result in a breach by any Credit Party of any Organizational Document of any of them or any term of any Material Agreement.

(e)                                  No Additional Consents Required.  No authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority or other Person is required in connection with the execution, delivery and performance of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement other than those obtained and in full force and effect.

(f)                                    Absence of Default.  No Event of Default or Unmatured Event of Default will exist or be continuing.

(g)                                 Good Standing.  On the Effective Date, each Credit Party is a duly organized and validly existing entity in good standing in its jurisdiction of incorporation or formation.

(h)                                 No Amendment to Bylaws.  A true and complete copy of the bylaws of each Credit Party (or equivalent document) has been delivered to the Administrative Agent prior to or on the date of this Agreement.

SECTION 5.                            CONDITIONS PRECEDENT

5.1.                            Conditions to Effectiveness of Agreement.  This Agreement shall become effective upon satisfaction of the following conditions precedent:

(a)                                  Execution and Delivery of Agreement.  The Borrower, the Administrative Agent and Lenders holding at least 75% of all Loans shall have executed and delivered this Agreement.

(b)                                  Execution and Delivery of Priority Credit Agreement Amendment.  The Borrower, the administrative agent under the Priority Credit Agreement, and the Required Lenders (as such term is defined in the Priority Credit Agreement) shall have executed and delivered that certain Fourth Amendment to the Priority Credit Agreement.

5.2.                            Conditions to Effectiveness of Sections 2 and 3 of Agreement.  Sections 2 and 3 of this Agreement shall, notwithstanding the prior effectiveness of the Agreement, become effective upon satisfaction of the following conditions precedent (the “Effective Date”), which shall in no event occur later than March 31, 2004:

(a)                                  Other Security Documents.  The Collateral Agent, the Priority Collateral Agent, the trustee under the Second Priority Senior Notes Indenture and Borrower shall have executed and delivered such Security Documents and/or amendments or supplements thereto as may be satisfactory to the Administrative Agent.

(b)                                  Other Documents and Actions.  The Administrative Agent shall have received each of the following documents and/or confirmed the occurrence of the following specified actions, as the case may be, each of which shall be satisfactory in form and substance to the Administrative Agent and its counsel:

(1)                                 Officer’s Certificate.  A bringdown certificate of an officer of the Borrower dated the Effective Date in the form of Exhibit A attached hereto;

(2)                                 Acknowledgement and Consent.  An Acknowledgement and Consent dated the Effective Date in the form of Exhibit B attached hereto (the “Acknowledgement and Consent”), duly executed and delivered by each Subsidiary Guarantor;

(3)                                 Approvals.  All necessary governmental (domestic and foreign) and third party approvals in connection with this Agreement and the transactions contemplated hereby and by the other Loan Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of all or any part of this Agreement or the other transactions contemplated by the Loan Documents and otherwise referred to herein or therein.  Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon all or any part of this Agreement, the transactions contemplated hereunder or by the Loan Documents;

(4)                                 Litigation.  No litigation by any entity (private or governmental) shall be pending or, to the best knowledge of the Borrower, threatened with respect to this Agreement, any other Loan Document or any documentation executed in connection herewith or the transactions contemplated hereby, or which the Administrative Agent or the Required Lenders shall determine could reasonably be expected to have a Material Adverse Effect;

(5)                                 Adverse Change.  Since December 31, 2002, nothing shall have occurred (and the Lenders shall have become aware of no facts or conditions not previously known) which the Administrative Agent or the Required Lenders shall reasonably determine has, or could have, a Material Adverse Effect;

(6)                                 Corporate Proceedings.  All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this

Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or certificates, if any, which the Administrative Agent or the Required Lenders reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or Governmental Authorities;

(7)                                 Legal Opinions.  Such legal opinions of counsel to the Borrower as may be requested by the Administrative Agent or its counsel, including without limitation the legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP;

(8)                                 Certified Copies of Second Priority Senior Notes Documents.  Copies of the Second Priority Senior Notes Indenture and the relevant documents entered into in connection with the offering of the Second Priority Senior Notes, each certified as true, correct and complete by a Responsible Officer; and

(9)                                 Other Matters.  Such other instruments, documents, certificates and opinions in respect of such matters as the Administrative Agent may reasonably request.

(c)                                  No Defaults.  After giving effect to this Agreement, no Event of Default or Unmatured Event of Default under the Credit Agreement shall have occurred and be continuing.

(d)                                  Representations and Warranties.  After giving effect to this Agreement, the representations and warranties of the Borrower and the other Credit Parties contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

(e)                                  Fees.  Borrower shall have paid to Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due, including, without limitation, pursuant to Section 6.1(a) of this Agreement.

(f)                                    Other Matters.  The Administrative Agent shall have received such other instruments and documents as the Administrative Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Administrative Agent.

SECTION 6.                      MISCELLANEOUS

6.1.                            Miscellaneous.  The parties hereto hereby further agree as follows:

(a)                                  Fees, Costs, Expenses and Taxes.  The Borrower agrees to pay to the Administrative Agent on behalf of each Lender which has executed and delivered this Agreement on or prior to 5:00 p.m. E.S.T. on November 14, 2003, an amendment fee of 0.125% of the aggregate outstanding principal amount of the Loans (after giving effect to any prepayment required by Section 4.2(k) of the Credit Agreement), which fee shall be earned and payable on the Business Day of receipt by Borrower of the cash proceeds from the issuance of the additional Second Priority Senior Notes.  The Borrower further agrees to pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent.

(b)                                  Counterparts.  This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart.

(c)                                  Headings.  Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

(d)                                  Integration.  This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e)                                  Governing Law.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(f)                                    Binding Effect.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns.  Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(g)                                 Limitations.  Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Loan Documents; (b) extend the terms of the Credit Agreement or the due date of any of the Obligations; (c) give rise to any obligation on the part of the Administrative Agent and the Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (d) give rise to any defenses or counterclaims to the right of the Administrative Agent and the Lenders to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents.

(h)                                 Reference to and Effect on the Credit Agreement.  The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed.  Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document.  No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute an amendment thereof.  On and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  The Borrower acknowledges and agrees that this Agreement constitutes a “Loan Document” for purposes of the Credit Agreement.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually as a Lender and as
Administrative Agent

By:	/s/ Marco Orlando
Name:	Marco Orlando
Title:	Director

HUNTSMAN LLC

By:	/s/ John R. Heskett
Name:	John R. Heskett
Title:	Vice President, Corporate Development

A-1

EXHIBIT A

FORM OF
OFFICER’S CERTIFICATE

I,                                       , a duly qualified and acting officer of Huntsman LLC, a Utah limited liability company formerly known as Huntsman Company LLC (the “Borrower”), hereby certify that I am a Responsible Officer of the Borrower and further certify on behalf of the Borrower that:

1.                                       This Certificate is furnished pursuant to Section 5.2(b)(1) of the Fourth Amendment to Amended and Restated Credit Agreement, dated as of November     , 2003 (the “Amendment”), among the Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent and the financial institutions party thereto.  Unless otherwise defined herein, any capitalized terms used herein have the meanings set forth in the Amendment.

2.                                       After giving effect to the Amendment, the representations and warranties of the Borrower and the other Credit Parties contained in the Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date.

3.                                       After giving effect to the Amendment, no Event of Default or Unmatured Event of Default will exist or be continuing.

4.                                       The conditions set forth in Section 5 of the Amendment have been fully satisfied or waived.

IN WITNESS WHEREOF, I have hereunto signed my name this       day of                  , 2003.

By:

Its:

2

EXHIBIT B

FORM OF
ACKNOWLEDGMENT AND CONSENT

The undersigned entities, constituting Subsidiaries of the Borrower (each, a “Subsidiary Guarantor”), hereby acknowledge that they have reviewed the terms and provisions of the Amended and Restated Credit Agreement dated as of September 30, 2002, by and among Huntsman LLC (formerly known as Huntsman Company LLC), as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and the lenders parties thereto (as heretofore amended, modified or supplemented, the “Agreement”; capitalized terms used herein without definition have the meanings ascribed thereto in the Agreement) and the Fourth Amendment to Amended and Restated Credit Agreement (the “Amendment”) and consent to the amendment of the Agreement pursuant to the Amendment and the other matters contemplated under the Amendment.

Each Subsidiary Guarantor hereby acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of the Amendment.  Each Subsidiary Guarantor represents and warrants that all representations and warranties applicable to it contained in the Agreement as amended by this Amendment and the Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Effective Date, to the same extent as though made on and as of that date (except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, each Subsidiary Guarantor is not required by the terms of the Agreement or any other Loan Document to consent to the amendment of the Agreement effected pursuant to this Amendment and (ii) nothing in the Agreement or this Amendment or any other Loan Document shall be deemed to require the consent of each Subsidiary Guarantor to any future amendment of the Agreement or any other Loan Document.

IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Acknowledgement and Consent to the Fourth Amendment to Amended and Restated Credit Agreement to be duly executed and delivered by its proper and duly authorized officer as of the        day of                        , 2003.

[signature page follows]

HUNTSMAN CHEMICAL PURCHASING CORPORATION
HUNTSMAN INTERNATIONAL CHEMICALS CORPORATION
HUNTSMAN INTERNATIONAL TRADING CORPORATION
HUNTSMAN PETROCHEMICAL PURCHASING CORPORATION
POLYMER MATERIALS INC.
AIRSTAR CORPORATION
HUNTSMAN PROCUREMENT CORPORATION
JK HOLDINGS CORPORATION
HUNTSMAN SPECIALTY CHEMICALS HOLDING CORPORATION

By:
Name:
Title:

HUNTSMAN AUSTRALIA INC.
HUNTSMAN CHEMICAL FINANCE CORPORATION
HUNTSMAN ENTERPRISES INC.
HUNTSMAN FAMILY CORPORATION
HUNTSMAN GROUP HOLDINGS FINANCE CORPORATION
HUNTSMAN GROUP INTELLECTUAL PROPERTY HOLDINGS CORPORATION
HUNTSMAN INTERNATIONAL SERVICES CORPORATION
HUNTSMAN MA INVESTMENT CORPORATION
HUNTSMAN MA SERVICES CORPORATION
HUNTSMAN PETROCHEMICAL FINANCE CORPORATION

By:
Name:
Title:

HUNTSMAN EXPANDABLE POLYMERS COMPANY, LC

By: Huntsman Chemical Company LLC, its Manager

By:
Name:
Title:

HUNTSMAN PETROCHEMICAL CANADA HOLDINGS CORPORATION

By:
Name:
Title:

HUNTSMAN POLYMERS HOLDINGS CORPORATION

By:
Name:
Title:

HUNTSMAN CHEMICAL COMPANY LLC
HUNTSMAN PETROCHEMICAL CORPORATION
HUNTSMAN POLYMERS CORPORATION

By:
Name:
Title:

HUNTSMAN FUELS, L.P.
PETROSTAR FUELS LLC

By:
Name:
Title:

HUNTSMAN PURCHASING, LTD.

By: Huntsman Procurement Corporation, its General Partner

By:
Name:
Title:

PETROSTAR INDUSTRIES LLC

By:
Name:
Title: